Exhibit 99.1

For Immediate Release

Kura Sushi USA Announces the Resignation and Retirement of

Chief Financial Officer Steven Benrubi

Search Process Underway to Identify Successor

Irvine, CA. May 9, 2022 – Kura Sushi USA, Inc. (“Kura Sushi” or the “Company”), (NASDAQ: KRUS), a technology-enabled Japanese restaurant concept, today announced that Steven H. Benrubi, the Company’s Chief Financial Officer has notified the Company of his decision to resign as Chief Financial Officer and retire.  Mr. Benrubi’s CFO resignation will be effective on the earlier of August 1, 2022 or when his successor is named, to ensure a smooth transition. The Company has initiated a search process to identify his successor.

Hajime Uba, President, Chief Executive Officer and Chairman of Kura Sushi, stated, “Throughout his two years at Kura, Steven has been an integral member of our management team and a tremendous partner to me. He has successfully led our finance team through a challenging COVID and inflationary environment and we are pleased that he will remain with us to ensure a seamless transition as we conduct our CFO search. On behalf of the entire Board of Directors and the management team, we want to thank Steven for his contributions and wish him the best in his future endeavors.”

“We’ve made great progress positioning the company for success as we continue to benefit from our recent sales momentum. It has been an honor to work alongside such a talented and dedicated team,” Steven Benrubi said. “I have enjoyed a long career in corporate finance leadership and I believe Kura has one of the strongest management teams in the industry. I look forward to watching the Company’s continued growth in the years ahead as well as exploring life interests outside the corporate finance realm.”

About Kura Sushi USA, Inc.

Kura Sushi USA, Inc. is a technology-enabled Japanese restaurant concept with 37 locations across 11 states and Washington DC. The Company offers guests a distinctive dining experience built on authentic Japanese cuisine and an engaging revolving sushi service model. Kura Sushi USA, Inc. was established in 2008 as a subsidiary of Kura Sushi, Inc., a Japan-based revolving sushi chain with over 500 restaurants and more than 35 years of brand history. For more information, please visit www.kurasushi.com.

Forward-Looking Statements

Except for historical information contained herein, the statements in this press release or otherwise made by our management in connection with the subject matter of this press release are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and involve risks and uncertainties and are subject to change based on various important factors. This press release includes forward-looking statements that are based on management’s current estimates or expectations of future events or future results. These statements are not historical in nature and can generally be identified by such words as “target,” “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “continue,” “predict,” “potential,” “plan,” “anticipate” or the negative of these terms, and similar expressions. Management’s expectations and assumptions regarding future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements included in this press release. These risks and uncertainties include but are not limited to risks and uncertainties as described in our filings with the Securities and Exchange Commission (“SEC”). These and other factors that could cause results to differ materially from those described in the forward-looking statements contained in this press release can be found in the Company’s other filings with the SEC. Undue reliance should not be placed on forward-looking statements, which are only current as of the date they are made.  The Company assumes no obligation to update or revise its forward-looking statements, except as may be required by applicable law.

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Investor Relations Contact:

Fitzhugh Taylor or Steven Boediarto

(657) 333-4010

investor@kurausa.com

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